UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2006

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

A. Previous independent registered public accounting firm.

I. On March 22, 2006, the Registrant notified BDO Seidman LLP that the firm was dismissed as its independent registered public accounting firm effective immediately.

II. The report of BDO Seidman LLP on the financial statements of the Registrant for the past fiscal year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

III. The decision to change independent registered public accounting firms was approved by the members of the Audit Committee of the Board of Directors of the Registrant.

IV. During the most recent fiscal year and through March 22, 2006, there were no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

V. During the most recent fiscal year and through March 22, 2006, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v).

VI. The Registrant provided BDO Seidman LLP with a copy of this Current Report on Form 8-K and has requested that BDO Seidman LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

II. New independent registered public accounting firm.

On March 22, 2006, the Registrant engaged Rose, Snyder & Jacobs, CPA Corporation as its new independent registered public accounting firm effective immediately. Prior to appointment as its independent registered public accounting firm, the Registrant has not consulted Rose, Snyder & Jacobs, CPA Corporation on any of the matters referenced in Regulation S-K Item 304(a)(2):

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No. Description

16.1 Letter of BDO Seidman LLP dated March 22, 2006, to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

March 27, 2006	By:	/s/ Javed Latif

Name: Javed Latif
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of BDO Seidman LLP dated March 22, 2006, to the Securities and Exchange Commission